Registration No. 97/16605/06

FINANCIAL STATEMENTS

for the period ended 28 February 1998

APPROVAL OF FINANCIAL STATEMENTS

The financial statements for the period ended
28 February 1998 was
approved by the directors on 4 May, 1999 and
signed by:

DIRECTOR				DIRECTOR


/s/R HUBSCH			/s/A G JACQUESSON
		MR R HUBSCH			MR A G JACQUESSON


NICO VAN DER SMIT


Geoktrooieerde  Rekenmeester (S.A.) Chartered Accountant (S.A.)
Openbare Rekenmeester en Ouditeur	Public Accountant and Auditor

38 Rissik Str. 38				 TEL: +27 (0)11 660-1604
P O Box /Posbus 399
KRUGERSDORP			FAX : +27 (0)11 660-5608
KRUGERSDORP
1739
e-mail  vdsmit@pixie.co.za		1740




REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF

QIBLAH TECHNOLOGIES LIMITED
Registration No. 97/16605/06


We have audited the annual financial statements set out on pages three to nine. These financial statements are the responsibility of the company's directors. Our responsibility is to report on these financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test basis, of the evidence supporting the amounts and disclosures included in the financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statements presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these financial statements fairly present the financial position of the company for the period 1 July 1997 to 28 February 1998, and the results of its operations for the year then ended in accordance with South African generally accepted accounting practices and in the manner required by the Companies Act.


/s/NICO VAN DER SMIT
NICO VAN DER SMIT

4 May 1999



Nico Anthonie  van der Smit
B. Com. B. Rat. G.R. (S.A.)
Praktyk/Practice No. 956228

QIBLAH TECHNOLOGIES LIMITED
Reg. Nr. 97/16605/06


REPORT OF THE DIRECTORS FOR THE PERIOD 1 JULY 1997 TO 28 FEBRUARY
1998

(ALL CURRENCIES STATED ARE SOUTH AFRICAN RAND)


BUSINESS AND OPERATIONS

Manufacture, assembly, distribution and sale of electronic components.

FINANCIAL SITUATION

The financial position of the Company is clearly stated in the financial statements attached.

SHARE CAPITAL

The total Share Capital of the Company is as follows:

Ordinary Share Capital Authorized
		20,000,000 @ ZAR0-01	ZAR200,000-00
Ordinary Share Capital Issued:
		15,713,000 @ ZAR0.01	ZAR157,130-00
Share Premium
						ZAR   21,870-00

DIRECTORS

Directors who served throughout the financial period under review:

Andre Ghalib Jacquesson
R. Hubsch
Z. Tayob
J.S. Wilson

SECRETARY

There was no secretary appointed for the year.

EVENTS AFTER YEAR-END

The directors are not aware of any significant occurrence, fact or circumstance concerning the company, between the accounting date and the date hereof which requires specific mention or disclosure.

TRADING PRIOR TO INCORPORATION

The Company was incorporated on 2 October 1997 but financial statements include pre-incorporation transactions.



Registration No. 97/16605/06

FINANCIAL STATEMENTS

for the period ended 28 February 1999

APPROVAL OF FINANCIAL STATEMENTS

The financial statements for the period ended
28 February 1999 was approved by the directors on 4 May,
1999 and signed by:

DIRECTOR			DIRECTOR


/s/R HUBSCH			/s/A G JACQUESSON
		MR R HUBSCH			MR A G JACQUESSON


NICO VAN DER SMIT


Geoktrooieerde  Rekenmeester (S.A.)	Chartered Accountant (S.A.)
Openbare Rekenmeester en Ouditeur	Public Accountant and Auditor

38 Rissik Str. 38		 TEL: +27 (0)11 660-1604
P O Box /Posbus 399
KRUGERSDORP
FAX : +27 (0)11 660-5608
KRUGERSDORP
1739
e-mail  vdsmit@pixie.co.za		1740

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF
QIBLAH TECHNOLOGIES LIMITED
Registration No. 97/16605/06


We have audited the annual financial statements set out on pages three to nine. These financial statements are the responsibility of the company's directors. Our responsibility is to report on these financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test basis, of the evidence supporting the amounts and disclosures included in the financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statements presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these financial statements fairly present the financial position of the company for the period 1 July 1998 to 28 February 1999, and the results of its operations for the year then ended in accordance with South African generally accepted accounting practices and in the manner required by the Companies Act.


/s/NICO VAN DER SMIT
NICO VAN DER SMIT

4 May 1999



Nico Anthonie  van der Smit
B.  Com. B. Rat..   G.R. (S.A.)
Praktyk/Practice No. 956228


QIBLAH TECHNOLOGIES LIMITED
Reg. Nr. 97/16605/06


REPORT OF THE DIRECTORS FOR THE YEAR ENDED 28 FEBRUARY 1999

(ALL CURRENCIES STATED ARE SOUTH AFRICAN RAND)


BUSINESS AND OPERATIONS

Manufacture, assembly, distribution and sale of electronic components.

FINANCIAL SITUATION

The financial position of the Company is clearly stated in the financial statements attached.

SHARE CAPITAL

The total Share Capital of the Company is as follows:

Orinary Share Capital Authorised	20,000,000 @ R0-01	R200,000-00
Orinary Share Capital Issued:		16,917,000 @ R0.01	R169,170-00
Share Premium				R39,930-00

DIRECTORS

Directors who served throughout the financial period under review:

Andre Ghalib Jacquesson
R. Hubsch
Z. Tayob	- Resigned on 1 April 1998
J.S. Wilson	- Resigned on 1 May 1998

SECRETARY

There was no secretary appointed for the year.

EVENTS AFTER YEAR-END

The directors are not aware of any significant occurrence, fact or circumstance concerning the company, between the accounting date and the date hereof which requires specific mention or disclosure.


QIBLAH TECHNOLOGIES LTD









 BALANCE SHEET AT 28
FEBRUARY 1998 AND 1999




(All Currencies stated are in South
African Rands = ZAR)







NOTES
1999
1998




ZAR
ZAR
ASSETS











FIXED ASSETS


2
47,588.00
40,219.00






OTHER ASSETS


3
100,000.00
100,000.00






CURRENT ASSETS



127,191.20
123,930.82

Debtors, deposits &
prepayments


4,240.67
1,624.08

Call Account


1,397.92
1,285.56

Stock

4
121,552.61
121,021.18






TOTAL ASSETS



274,779.20
264,149.82






LIABILITIES











LONGTERM LIABILITIES


5
83,955.97
94,682.81






CURRENT LIABILITIES



174,184.81
124,689.17

Creditors


154,175.63
106,506.27

Bank Overdraft


20,009.18
18,182.90






TOTAL LIABILITIES



258,140.78
219,371.98






NET ASSETS/(LIABILITIES)



16,638.42
44,777.84






CAPITAL & RESERVES











SHARE CAPITAL


6
169,170.00
157,130.00






SHARE PREMIUM


6
39,930.00
21,870.00






ACCUMULATED LOSS


7
(192,461.58)
(134,222.16)






SHAREHOLDERS FUNDS



16,638.42
44,777.84
QIBLAH TECHNOLOGIES LTD





Registration No. 97/16605/06











INCOME STATEMENT FOR THE YEAR ENDED 28
FEBRUARY 1999




(All Currencies stated are in South
African Rands = ZAR)






NOTES

















INCOME






LESS: COST OF SALES













Opening Stock






Production Cost







Purchases






Consulting Fees






Freight & Delivery






Packaging






Research & Development
Costs



















Closing Stock




















OTHER INCOME






Interest













TOTAL INCOME













LESS: EXPENSES






Auditing Fees






Advertising - Trade






Advertising - Investor






Bank Charges






Bank Interest






Depreciation






Director renumeration






Donations






Fuel &
Oil






Legal
Fees






Loss on Foreign Exchange






Marketing Fees






Motor Vehicles Expenses






Other Expenses






Overseas Traveling Expenses






Printing & Stationery






Promotional Expenses






Rent






Repairs & Maintenance






Software






Subscriptions






Telephone & Postage






Traveling & Subsistence













NET PROFIT/(LOSS) FOR THE
YEAR






TAXATION


8



NET PROFIT/(LOSS) AFTER
TAXATION






RETAINED INCOME/(ACCUMULATED LOSS)
BEGINNING OF THE YEAR











RETAINED INCOME/(ACCUMULATED LOSS) AT THE END OF THE YEAR









QIBLAH TECHNOLOGIES LTD






Registration No. 97/16605/06













CASHFLOW STATEMENT FOR THE YEAR ENDED 28
FEBRUARY 1999




(All Currencies stated are in South
African Rands = ZAR)
























CASHFLOW FROM OPERATING ACTIVITIES










Net Profit/(Loss) Before
Taxation and Dividend






Adjustments:






Depreciation






 Interest Paid






CASHFLOW BEFORE WORKING CAPITAL MOVEMENTS










WORKING CAPITAL MOVEMENTS






Decrease/(Increase) in
Debtor






 (Decrease)/Increase in
Creditor






Decrease/(Increase) in Stock













CASHFLOW FROM OPERATING ACTIVITIES










Interest
Paid






NET CASHFLOW FROM OPERATING ACTIVITIES










NET CASHFLOW FROM INVESTMENT ACTIVITIES










Additions to Fixed Assets






Additions to Other Assets













NET CASHFLOW FROM BUSINESS ACTIVITIES



CASHFLOW FROM FINANCE
ACTIVITIES













Cashflow from Share Capital






Cashflow from Long-term
Liabilities






Cashflow from Bank Overdraft













Cash and Cash equivalents
for the year






Cash and Cashequivalents at beginning of the year










Cash and Cashequivalents at
end of the year















QIBLAH TECHNOLOGIES LTD












Registration No. 97/16605/06

























 NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 28
FEBRUARY 1998 AND 1999












(All Currencies stated are in South
African Rands = ZAR)







































ACCOUNTING POLICIES

























The most important accounting policies employed by the company are detailed below. Except where otherwise indicated the policies are consistent with those employed in previous years.






































1.1
PRESENTATION

























The financial statements of the company are prepared on the historical cost basis.





































1.2
FIXED ASSETS AND DEPRECIATION

























Fixed assets are reflected at cost less accumulated depreciation. Depreciation is provided on the straight line basis at rates which will reduce the cost of the assets to estimated residual values over their expected useful lives.

























The most important rates of
depreciation are:

























Furniture &
Fittings - 10%












Office Equipment
- 20%












Computer & Printer
- 33.33%





































1.3
STOCK

























Stock is valued at the lower of cost price or net realisable value on the first in first out basis. Unfinished goods are valued at cost price, relative to
the stage of completion.





































1.4
FOREIGN CURRENCIES

























Transactions in foreign currencies during the year are translated at the rate ruling on the transaction date, or forward cover rate, where forward cover contracts are considered to be integral to the transactions. Assets and liabilities in foreign currencies are translated at the rate ruling at year end, except where they are subject to forward cover
contracts.
























1.5
DEFERRED TAX

























Deferred tax is provided for using the comprehensive liability method after taking into account assessed or estimated tax losses. Provision is made for the future income tax liability on timing differences which arise when income and expense items are recognised in different periods for accounting and tax purposes.











































1999



1998








ZAR



ZAR














2.
FIXED ASSETS

























DESCRIPTION


COST
PRICE
OPENING

ACCUMULATED



CLOSING






BOOK VALUE

DEPRECIATI
ON



BOOK VALUE





ZAR
ZAR

ZAR



ZAR















Electronic equipment


29,005.7
0
11,150.00

6,608.70



22,397.00


Furniture & Fittings


1,800.00
1,740.00

240.00



1,560.00


Office Equipment


8,020.95
7,352.00

2,272.95



5,748.00


Trade Fair Display
Panels


5,149.95
4,977.00

687.95



4,462.00


Trial Mould for Qiblah
Locator


15,789.4
8
15,000.00

2,368.48



13,421.00


















59,766.0
8
40,219.00

12,178.08



47,588.00




























FIXED ASSETS
RECONCILIATION



























Computer
Furnitur
e &
Office

Trade Fair



Trial
Mould  -




& Printer
Fittings
Equipment

Display
Panels



Q.
Locator















Book Value

11,150.00
1,740.00
7,352.00

4,977.00



15,000.00


Plus:












  Purchases

16,077.63

-

-


-




-


Less:












  Depreciation

4,830.63
180.00
1,604.00

515.00



1,579.00















Book Value 28/2/99

22,397.00
1,560.00
5,748.00

4,462.00



13,421.00




























TOTAL









47,588.00








































3.
OTHER ASSETS





100,000.00



100,000.00















Intellectual Property for the
Licensing rights to develop and












manufacture Qiblah
Locators.
























4.
STOCK





121,552.61



121,021.18















Stock consists of components for the
assembly of












Qiblah Locators.
























5.
LONG TERM LIABILITIES

























5.1
Loan account
Maurice Jacquesson




2,498.57



2,498.57


5.2
Loan account R
Hubsch




1,489.95



(723.82)


5.3
Loan account R
Papsdorf




79,967.45



92,908.06





















83,955.97



94,682.81




























Unsecured , interest free loans with
no fixed terms of












repayment.


















































(All Currencies stated are in South
African Rands = ZAR)












6.
SHARE CAPITAL

























AUTHORISED

























20,000,000 Ordinary Shares of R0-01
each





200,000.00



200,000.00




























ISSUED

























16,917,000  Ordinary Shares of R0-01
each





169,170.00



157,130.00




























SHARE PREMIUM





39,930.00



21,870.00















Balance Previous year





21,870.00




-


  24,000 Ordinary Shares
@ R0.49





11,760.00




-


  70,000 Ordinary Shares
@ R0.09





6,300.00




-


100,000 Ordinary Shares
@ R0.09






-



9,000.00


  13,000 Ordinary Shares
@ R0.99






-



12,870.00




























All the shares were issued to share
holders but the statutory












requirements were not complied with
as registration of the












allotments at the Registrar of
Companies are still in progress.
























7.
DISTRIBUTABLE RESERVES/(ACCUMULATED LOSSES)

























Distributable Reserves/(Accumulated losses) beginning of the year





(134,222.1
6)




-


Profit/(Loss) for the
Year





(58,239.42
)



(134,222.1
6)















Distributable Reserves/(Accumulated losses) at the end of the year





(192,461.5
8)



(134,222.1
6)



























8.
TAXATION

























Net profit/(loss) for
the year





(58,239.42
)



(134,222.1
6)


Plus
:
Donations





-



34.00



Advertising -
Investor





-



1,083.67



Legal Fees





-



10,342.11















CALCULATED  PROFIT/(LOSS)  FOR THE
YEAR





(58,239.42
)



(122,762.3
8)


PROFIT/(LOSS) FOR THE PREVIOUS YEAR





(122,762.3
8)




-















CALCULATED PROFIT/(LOSS) AT THE END OF THE
YEAR





(181,001.8
0)



(122,762.3
8)




























Therefore no tax is
provided for.
























9.
CAPITAL COMMITMENTS

























The directors are not aware of any material capital commitments outside the ordinary course of business.


























10.
CONTINGENT LIABILITIES

























The directors are not aware of any contingent liabilities incurred by the company.
























11.
CURRENCY RESTRICTIONS

























South African authorities has certain currency restrictions with foreign countries.












Every foreign transaction must be approved by the SA
Reserve bank via the commercial banks.

















9

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